Cover Page
                                                                        497(e)
                                                                       2-30070

The Equitable Life Assurance Society of the United States
SUPPLEMENT DATED FEBRUARY 1, 2002, TO EQUI-VEST(R) SERIES 100 AND SERIES 200, EMPLOYER-SPONSORED RETIREMENT PROGRAMS, PROSPECTUS DATED MAY 1, 2001
--------------------------------------------------------------------------------

This supplement modifies certain information in the prospectus or supplements to prospectus dated May 1, 2001 (the "Prospectus") for EQUI-VEST(R) group and individual deferred variable annuity contracts offered by The Equitable Life Assurance Society of the United States ("Equitable Life"). Equitable Life will offer its EQUI-VEST(R) Series 100 and Series 200 EDC contracts modified with riders 2002EDC-WC-MI and PF 10,962, as applicable, (the "Modified EDC Agreement") only to participants in the EDC plan for Wayne County, Michigan. This Supplement describes the material differences between the Modified EDC Agreement and the EQUI-VEST(R) Series 100 and Series 200 EDC contracts described in the Prospectus. Terms in this Supplement have the same meaning as in the Prospectus.

1. EXCEPTIONS TO THE WITHDRAWAL CHARGE. Under the section titled, "For SEP, SARSEP, SIMPLE IRA, TSA, EDC and Annuitant-Owned HR-10 contracts," in, "Withdrawal charge for series 100 and 200 contracts," the following exceptions are added:

   o  "the Participant retires pursuant to terms of the Plan, or

   o  the Participant separates from service, or

   o the Participant elects a hardship withdrawal that qualifies as an unforeseeable emergency as defined under the Internal Revenue Code and approved by the Plan, or

   o we receive proof satisfactory to us that the Participant's life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician), or

   o the Participant has qualified to receive Social Security disability benefits as certified by the Social Security Administration or is totally disabled. Total disability is the Participant's incapacity, resulting from injury or disease, to engage in any occupation for remuneration or profit. Such total disability must be certified as having been continuous for a period of at least six months prior to notice of claim and the Participant must continue to be deemed totally disabled.

      Written notice of claim must be given to us during the Participant's lifetime and during the period of totally disability prior to each withdrawal. Along with the Notice of Claim, the Participant must submit acceptable proof of disability. Such proof of disability must be either
      (a) evidence of Social Security disability determination or (b) a statement from an independent U.S. licensed physician stating that the Participant meets the definition of total disability as stated above. Such certification must be resubmitted every 12 months. Failure to furnish proof of disability within the required time will not reduce any claim if it was not reasonably possible and in no event, except in the absence of legal capacity, later than one year from the time proof is otherwise required.

      The withdrawal charge will apply if the condition as described in the last two items above existed at the time the Certificate was issued or if the condition began within the 12 month period following the issuance of the Certificate."

2. ANNUAL ADMINISTRATIVE CHARGE. The following is added to the sixth paragraph in the section, "Annual administrative charge," under "Charges under the contracts," in the prospectus:

      "For EDC contracts issued to participants in the Wayne County, Michigan, EDC plan, the annual administrative charge is waived if the account value is at least $15,000 at the end of the contract year."


             FOR USE ONLY WITH WAYNE COUNTY, MICHIGAN EDC CONTRACTS